Exhibit 10.2

GENERAL CANNABIS CORP

WARRANT

TO PURCHASE SHARES OF COMMON STOCK

No. GCCW-__

GENERAL CANNABIS CORP, a Colorado corporation (the “Company”), for value received, hereby certifies that Hershey Strategic Capital, LP, or registered assigns (the “Holder”), is entitled to purchase from the Company, at the Purchase Price,                       shares of the duly authorized, validly issued, fully paid and nonassessable shares the Company’s common stock with a par value of $0.001 (“Common Stock”), at any time or from time to time prior to 5:00 P.M., New York City time, on the Expiration Date, all subject to the terms, conditions and adjustments set forth below.

This is the Warrant (the “Warrant”, such term to include any such warrants issued in substitution therefor) referred to in and issued pursuant to the terms of that certain Subscription Agreement between the Company and the Holder (the “Agreement”).  This Warrant is entitled to the benefits of the Agreement and is also subject to the obligations imposed by the Agreement, including as relates to any restrictions on transfer of ownership of the Warrant.

Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned such terms in the Agreement.

1.

Definitions.  As used herein, unless the context otherwise requires, the following terms shall have the meanings indicated:

“Acquisition” shall mean any sale or other disposition of all or substantially all of the assets of the Company, or any reorganization, consolidation, or merger of the Company where the holders of the Company’s securities before the transaction beneficially own less than a majority of the outstanding voting securities of the surviving entity after the transaction.

“Business Day” shall mean any day other than a Saturday or a Sunday or a day on which commercial banking institutions in the City of New York are authorized by law to be closed.  Any reference to “days” (unless Business Days are specified) shall mean calendar days.  In any circumstance where a date of determination under this Warrant falls on a date that is not a Business Day, it shall be deemed to be the next Business Day.

“Common Stock” shall have the meaning assigned to it in the introduction to this Warrant, such term to include any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock, and all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

“Company” shall have the meaning assigned to it in the introduction to this Warrant, such term to include any corporation or other entity which shall succeed to or assume the obligations of the Company hereunder.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations thereunder, or any successor statute.

“Expiration Date” shall mean May 29, 2025.

“Person” shall mean any individual, firm, partnership, corporation, trust, joint venture, association, joint stock company, limited liability company, unincorporated organization or any other entity or organization, including a government or agency or political subdivision thereof, and shall include any successor (by merger or otherwise) of such entity.

“Purchase Price” shall mean $0.5565 per Warrant Share, subject to adjustment and readjustment from time to time as provided in Section 3, and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by Section 3.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time, and the rules and regulations thereunder, or any successor statute.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means the OTCQB tier of the OTC Markets; provided, that if the Common Stock ceases to be listed thereon, “Trading Market” shall mean (i) any other securities market or exchange on which the Common Stock is principally listed or quoted for trading on the date in question, including the NYSE MKT, the NASDAQ Capital Market, the Nasdaq Global Market or the Nasdaq Global Select Market (or any successors to any of the foregoing) or (ii) if the Common Stock is not then listed or quoted for trading on any such securities market or exchange and if prices for the Common Stock are then reported in the “Pink Sheets,” OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices).

“Warrant Shares” shall mean the number of shares of Common Stock that can be purchased upon exercise of this Warrant.

2.

Exercise of Warrant.

2.1.

Manner of Exercise; Payment of the Purchase Price.

(a)

This Warrant may be exercised by the Holder hereof, in whole or in part, at any time or from time to time prior to the Expiration Date, by surrendering to the Company at its principal office this Warrant, with the form of Election to Purchase Shares attached hereto as Exhibit ‘A’ (or a reasonable facsimile thereof) duly executed by the Holder and (unless this Warrant is exercised in accordance with the cashless exercise provisions hereof) accompanied by payment of the Purchase Price for the number of shares of Common Stock specified in such form.

(b)

Payment of the Purchase Price (unless this Warrant is exercised in accordance with the cashless exercise provisions hereof) shall be made in United States currency by cash or delivery of a check payable to the order of the Company or by wire transfer to the Company.

(c)

In addition to the exercise process set forth in Section 2.1(a), this Warrant may also be exercised by means of a “cashless exercise” to the extent described in Section 4 hereof, in which event the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = the closing price of the Common Stock on the Trading Market on the Trading Day immediately preceding the date on which the Holder elects to exercise this Warrant (or this Warrant is automatically exercised by its terms, as applicable) by means of a “cashless exercise,”, or if the Common Stock is not quoted or reported on a Trading Market, the fair market value of the Common Stock as determined by the Company’s Board of Directors in good faith;

(B) = the Purchase Price of this Warrant, as adjusted hereunder; and

(X) = the number of Warrant Shares that would be issuable upon such exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

(d)

The Company shall not effect any exercise of this Warrant, and the Holder shall not have the right to exercise any portion of this Warrant, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Election to Purchase Shares, the Holder (together with the Holder’s affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its affiliates and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 2(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Any determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(d), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Securities and Exchange Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company setting forth the number of shares of Common Stock outstanding. The “Beneficial Ownership Limitation” shall be 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon not less than 61 days’ prior notice to the Company, may increase the Beneficial Ownership Limitation provisions of this Section 2(d) solely with respect to the Holder’s Warrant. Any such increase will not be effective until the 61st day after such notice is delivered to the Company. The Holder may also decrease the Beneficial Ownership Limitation provisions of this Section 2(d) solely with respect to the Holder’s Warrant at any time, which decrease shall be effectively immediately upon delivery of notice to the Company. The foregoing provisions shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

2.2.

When Exercise Effective.  Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to, and (unless this Warrant is exercised in accordance with the cashless exercise provisions hereof) the Purchase Price shall have been received by, the Company and at such time the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such exercise shall be deemed to have become the holder or holders of record thereof for all purposes.

2.3.

Delivery of Stock Certificates, Etc.; Charges, Taxes and Expenses.

(a)

As soon as practicable after each exercise of this Warrant, in whole or in part, the Company shall cause to be issued in such denominations as may be requested by the Holder in the Election to Purchase Shares, in the name of and delivered to the Holder or, subject to applicable securities laws, as the Holder may direct, the following:

(i)

a certificate or certificates for the number of Warrant Shares to which the Holder shall be entitled upon such exercise plus, if applicable, in lieu of issuance of any fractional share to which the Holder would otherwise be entitled, a Company check pursuant to Section 7.4, and

(ii)

in case such exercise is for less than all of the Warrant Shares a new Warrant or Warrants of like tenor, covering the balance of the Warrant Shares.

(b)

Issuance of Warrant Shares upon the exercise of this Warrant shall be made without charge to the Holder hereof for any issue tax or other incidental expense, in respect of the issuance of such certificates, all of which such taxes and expenses shall be paid by the Company; provided, however, the Holder shall pay any applicable transfer or similar tax resulting from the issuance of Warrant Shares to any Person other than the Holder.

3.

Stock Dividends, Splits.  In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on the outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect.  The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 3.  The number of Warrant Shares that the Holder shall thereafter be entitled to receive on the exercise hereof as provided in Section 2, shall be adjusted to a number determined by multiplying the number of Warrant Shares that would otherwise (but for the provisions of this Section 3) be issuable on such exercise by a fraction of which the numerator is the Purchase Price that would otherwise (but for the provisions of this Section 3) be in effect, and the denominator is the Purchase Price in effect on the date of such exercise.

4.

Acquisition of Company.  In the event of a proposed Acquisition of the Company, the Company shall provide the Holder all information with respect to the Acquisition that is otherwise provided to shareholders of the Company at such time and from time to time during the pendency of the Acquisition, and in any event not less than twenty (20) days prior to the anticipated closing of the Acquisition, including (but not limited to) the proposed price to be paid in the proposed Acquisition.  The Holder shall have the right to exercise this Warrant on or prior to the closing date with respect to the proposed Acquisition in accordance with the terms of this Warrant.

In the event that the Holder does not exercise this Warrant on or prior to the closing of the Acquisition, then, notwithstanding anything herein to the contrary, and unless the Holder notifies the Company otherwise, this Warrant shall be automatically exercised via cashless exercise in accordance with the formula set forth in Section 2.1(c) immediately prior to the closing of the Acquisition.

5.

Certificate as to Adjustments.  In each case of any adjustment or readjustment pursuant to Section 3, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate, signed by the Chief Financial Officer, or Corporate Secretary of the Company, setting forth such adjustment or readjustment (including but not limited to the Purchase Price and number of Warrant Shares purchasable hereunder after giving effect to such adjustment or readjustment) and showing in reasonable detail the method of calculation thereof.  Such certificate shall constitute an amendment to this Warrant and shall be delivered to the Holder in the manner provided in Section 7.  Upon request of the Holder, the Company shall issue a new Warrant that reflects the terms of any such adjustment or readjustment reflected in any such certificate issued hereunder.

Regardless of any adjustment or readjustment in the Purchase Price or the number of Warrant Shares or other securities actually purchasable under the Warrant (or the issuance of any certificate with respect thereto pursuant to this Section 5), any Warrant may continue to express the Purchase Price and the number of Warrant Shares purchasable under the Warrant as the price and number of shares were expressed on the Warrant when initially issued, subject to the Holder’s rights hereunder to exchange the Warrant for a new Warrant that reflects the terms of any such adjustment or readjustment.

6.

Reservation of Stock, Etc.  The Company shall at all times reserve and keep available, solely for issuance and delivery upon exercise of the Warrants, 100% of the number of Warrant Shares from time to time issuable upon exercise of all Warrants at the time outstanding.  All Warrant Shares issuable upon exercise of any Warrants shall be duly authorized and, when issued upon such exercise, shall be validly issued and, in the case of shares, fully paid and nonassessable with no liability on the part of the holders thereof, and, in the case of all securities, shall be free from all taxes, liens, security interests, encumbrances, preemptive rights and charges, except for the payment of applicable transfer or similar taxes by the Holder upon issuance to a Person other than the Holder.  Subsequent to the Expiration Date, no shares of stock need be reserved in respect of any unexercised portion of this Warrant.

7.

Registry and Transfer of Warrants, Etc.

7.1.

Warrant Register; Ownership of Warrants.  Each Warrant issued by the Company shall be numbered and shall be registered in a warrant register (the “Warrant Register”) as it is issued and transferred, which Warrant Register shall be maintained by the Company at its principal office or, at the Company’s election and expense, by a warrant agent or the Company’s Transfer Agent.  The Company shall be entitled to treat the registered Holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other Person, and shall not be affected by any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes.  A Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

7.2.

Transfer of Warrants and Compliance with Securities Laws.  Neither this Warrant nor any interest therein may be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the Holder and the transferee or assignee thereof.  Subject to such compliance, this Warrant and all rights hereunder are transferable in whole or in part, without charge to the Holder hereof, upon surrender of this Warrant with a properly executed Form of Assignment, attached hereto as Exhibit B, at the principal office of the Company.  Upon any partial transfer, the Company shall at its expense issue and deliver to the Holder a new Warrant of like tenor, in the name of the Holder, which shall be exercisable for such number of shares of Common Stock with respect to which rights under this Warrant were not so transferred and to the transferee a new Warrant of like tenor, in the name of the transferee, which shall be exercisable for such number of shares of Common Stock with respect to which rights under this Warrant were so transferred.

7.3.

Replacement of Warrants.  On receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender of such Warrant to the Company at its principal office and cancellation thereof, the Company at its expense shall execute and deliver, in lieu thereof, a new Warrant of like tenor.

7.4.

Fractional Shares.  Notwithstanding any adjustment pursuant to Section 3, if the Common Stock shall be listed on a national securities exchange, the Company then shall not be required to issue fractions of shares upon exercise of this Warrant or to distribute certificates which evidence fractional shares.  In lieu of fractional shares, the Company then shall make payment to the Holder of an amount in cash equal to such fraction multiplied by the closing bid price on the principal trading market of a share of Common Stock on the date of exercise of this Warrant.

7.5

No Impairment.  The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of this Warrant against impairment.

8.

Notices.  Any notices, consents, waivers or other communications required or permitted to be given hereunder must be in writing and will be deemed to have been given (i) upon receipt, when delivered personally; (ii) three days after being sent by U.S. certified mail, return receipt requested; or (iii) one day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same.  The addresses for such communications shall be:

If to the Company:

General Cannabis Corp
6565 E. Evans Avenue
Denver, CO 80224
Attention:  Steve Gutterman

If to the Holder:

[          ]

Each party shall provide five days’ prior written notice to the other party of any change in address.  Notwithstanding the foregoing, the exercise of this Warrant shall be effective in the manner provided in Section 2.

9.

Amendments.  This Warrant and any term hereof may be amended, modified, supplemented or terminated, and waivers or consents to departures from the provisions hereof may be given, by written instrument duly executed by the Company and the Holder.

10.

Descriptive Headings, Etc. The headings in this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein.  Unless the context of this Warrant otherwise requires:  (a) words of any gender shall be deemed to include each other gender; (b) words using the singular or plural number shall also include the plural or singular number, respectively; (c) the words “hereof”, “herein” and “hereunder” and words of similar import when used in this Warrant shall refer to this Warrant as a whole and not to any particular provision of this Warrant, and Section and paragraph references are to the Sections and paragraphs of this Warrant unless otherwise specified; (d) the word “including” and words of similar import when used in this Warrant shall mean “including, without limitation,” unless otherwise specified; (e) ”or” is not exclusive; and (f) provisions apply to successive events and transactions.

11.

Governing Law.  This Warrant shall be governed by, and construed in accordance with, the laws of the State of New York (without giving effect to the conflict of laws principles thereof). Any disputes arising out of this Warrant and the transactions contemplated hereby shall be subject to the exclusive jurisdiction of the state and federal courts sitting in the Southern District of New York.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be issued as of the ___th day of _____, 2020.

GENERAL CANNABIS CORP

By:
Name:	Steve Gutterman
Title:	Chief Executive Officer

EXHIBIT A to Warrant

GENERAL CANNABIS CORP

ELECTION TO PURCHASE SHARES

The undersigned hereby irrevocably elects to purchase __ shares of no par value Common Stock (“Common Stock”), of GENERAL CANNABIS CORP (the “Company”) by exercising the warrant (the “Warrant”) dated _______ __, 20__ and issued to the undersigned, and hereby makes payment of $___________ therefor .  The undersigned hereby requests that the certificate(s) for such shares and payment for fractional shares be issued and made as follows:

ISSUE/PAY TO*: _____________________________________________________________

(NAME)

____________________________________________________________________________

(ADDRESS, INCLUDING ZIP CODE)

____________________________________________________________________________

(SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER)

DELIVER TO: ________________________________________________________________

(NAME)

____________________________________________________________________________

(ADDRESS, INCLUDING ZIP CODE)

If the number of shares of Common Stock purchased hereby is less than the number of shares of Common Stock covered by the Warrant, the undersigned requests that a new Warrant representing the number of shares of Common Stock not so purchased be issued and delivered as follows:

ISSUE TO*: __________________________________________________________________

(NAME OF HOLDER)

____________________________________________________________________________

(ADDRESS, INCLUDING ZIP CODE)

DELIVER TO: ________________________________________________________________

(NAME)

____________________________________________________________________________

(ADDRESS, INCLUDING ZIP CODE)

In order to induce the Company to give instructions to its transfer agent to issue the shares of Common Stock being purchased upon exercise of the Warrant, the undersigned hereby represents and warrants that the undersigned is an “accredited investor” as that term is defined in Regulation D under the Securities Act of 1933, as amended.

[Signature page follows]

*   If other than the Holder specified on the Warrant delivered with this Election to Purchase Shares, the transfer is subject to compliance with applicable securities laws and the payment by the Holder of any applicable transfer or similar taxes.

A-1

[Signature Page to Election to Purchase Shares]

Individual(s):
Signature (exactly as name appears on stock certificate(s) tendered)	Signature of spouse, joint tenant, tenant in common, or other required signature
Print or type name	Print or type name
Entity:
Print or type name of entity (exactly as name appears on stock certificate(s) tendered)

By:
Name:
Title:

(Unless waived by the Company, all signatures must be guaranteed by an eligible guarantor institution that is a member of a recognized medallion signature guarantee program.)

A-2

EXHIBIT B to Warrant

ASSIGNMENT

FOR VALUE RECEIVED, and subject to compliance with applicable securities laws and payment of any applicable transfer taxes, the undersigned hereby sells, assigns, and transfers unto the Assignee named below all of the rights of the undersigned to purchase no par value Common Stock of GENERAL CANNABIS CORP (the “Company”) represented by the Warrant dated ______________, with respect to the number of shares of Common Stock set forth below:

Name of Assignee	Address	No. of Warrant Shares

and does hereby irrevocably constitute and appoint any officer of the Company to make such transfer on the books of the Company maintained for that purpose, with full power of substitution in the premises.

Date: ____________________

(Unless waived by the Company, all signatures must be guaranteed by an eligible guarantor institution that is a member of a recognized medallion signature guaranty program.)

B-1